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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 1995


                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     The press release, dated April 20, 1995, of Sovereign, regarding an offering of convertible preferred stock is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (a) No financial statements of businesses acquired are required.

     (b)  No pro forma financial information is required.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated April 20, 1995, of Sovereign
               Bancorp, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  April 20, 1995

                              By /s/ Jay S. Sidhu
                                   Jay S. Sidhu
                                   President and Chief Executive
                                   Officer
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                          EXHIBIT INDEX

                                                  Page Number
                                                  In Manually
                                                     Signed
Exhibit Number                                      Original

     99.1      Press Release, dated April 20,
               1995, of Sovereign Bancorp, Inc.